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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               Amendment No 1 to

                                    FORM 8-K/A

                               Amending Item 9.01

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 28, 2005
                                                  (March 15, 2005)

                            VERSO TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        Minnesota                        0-22190                  41-1484525
------------------------------   ------------------------   --------------------
      (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                              Identification No.)


400 Galleria Parkway, Suite 300, Atlanta, Georgia                  30339
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (678) 589-3500
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Explanatory Note: This Amendment No. 1 on Form 8-K/A is being filed to set forth Exhibit 99.1 in its entirety.
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    ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired. None.

    (b) Pro Forma Financial Information. None.

    (c) Exhibits.

    The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VERSO TECHNOLOGIES, INC.

                                By: /s/ Juliet M. Reising
                                   ---------------------------------------------
                                   Juliet M. Reising, Chief Financial Officer
                                   and Executive Vice President


Dated: April 28, 2005

                                        2


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                                  EXHIBIT INDEX

4.1 Form of Broker Warrant dated March 16, 2005 to purchase Common Stock issued to certain placement agents and their employees in connection with the Company's February 2005 private placement.*

99.1 Amendment to Loan Documents dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc., Needham (Delaware) Corp. and Silicon.

99.2 Amendment to Loan Documents (Exim Program) dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc. and Silicon.*

99.3 Borrower Agreement dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc. and Silicon.*

99.4 Amended and Restated Secured Promissory Note dated March 15, 2005, in principal amount of $10.0 million, made by the Company, Provo Prepaid (Delaware) Corp. and Telemate.Net Software, Inc. in favor of Silicon.*

99.5 Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 500,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.*

99.6 Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 250,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.*

99.7 Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 250,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.*

99.8 Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 19, 2004 to purchase 250,000 shares of Common Stock granted to Montgomery Bannerman. Represents an executive compensation plan or arrangement.*

99.9           Press release added November 22, 2004.*

99.10 Item 5.02 to the Company's Current Report on Form 8-K filed on November 9, 2004.*


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* Previously filed on March 21, 2005 with the initial filing of this
  Current Report.